EXHIBIT 10.53

CORNING INCORPORATED

CHANGE IN CONTROL AGREEMENT

AMENDMENT NO. 3

Whereas Corning Incorporated (the “Company”) and                      (the “Executive”) entered into that certain Change in Control Agreement dated June 1, 2001 (the “Agreement”); and

Whereas the Company and the Executive amended such Agreement on February 1, 2004 (Amendment No. 1); and

Whereas the Company and the Executive amended such Agreement on December 12, 2007 (Amendment No. 2); and

Whereas the Company and the Executive want to amend the Agreement to take into account federal tax law changes under Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

Now Therefore, the Company and Executive hereby agree to the following amendments, which shall be effective as of January 1, 2005:

1.	Section 3(c) of the Agreement is amended by deleting the words “Section 3(b)(i) or Section 3(b)(ii)” and replacing it with “this Agreement”.

2.	Section 5(d) is amended by adding the following new sentence to the end thereof:

“Notwithstanding the foregoing, the Payments that may be eliminated or reduced under this Section 5(d) may not be Payments that are subject to Section 409A.”

IN WITNESS WHEREOF, the parties have executed this Amendment on December 19, 2008.

CORNING INCORPORATED

By:	John P. MacMahon	Executive
Senior Vice President,
Global Compensation and Benefits

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